Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix D entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of January 31, 2012. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

N – Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Funds. Therefore, no portfolio manager owned shares of a Fund.

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of  January 31, 2012 were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David A. Antonelli	7	$6.51 billion	5	$943.6 million	12	$4.2 billion
Kevin M. Dwan	4	$3.5 billion	3	$897.0 million	7	$2.7 billion

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.